UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2017

Trimble Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

935 Stewart Drive, Sunnyvale, California, 94085

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (408) 481-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

In March 2017, Trimble Inc. (the “Company”) effected a change in its financial reporting segments to better align with the Company’s customer base and end markets. Over time, the Company has experienced significant growth both organically and through strategic business acquisitions. Trimble’s strategy has been to address attractive markets with significant growth and profit potential, including an increased focus on software and service offerings, international expansion, vertically-focused distribution channels and optimization of our domain knowledge to provide innovative technological solutions to a more diverse customer base. Trimble’s focus on these growth drivers has led over time to growth in revenue and profitability as well as an increasingly diversified business model. As a result of the Company’s evolution, Trimble’s chief operating decision maker (its Chief Executive Officer) changed the information he regularly reviews to allocate resources and assess performance. Beginning with the first fiscal quarter of 2017, the Company will report its financial performance, including revenues and operating income, based on four new reportable segments – Buildings and Infrastructure, Geospatial, Resources and Utilities and Transportation.

See Exhibit 99.1 for more details about the new segment structure and Exhibit 99.2 for a recast of historical quarterly financial results by segment under the new structure.

We are furnishing this Form 8-K to provide a description of our new reporting structure and present summary financial information and historical data on a basis consistent with the new structure. Beginning with the quarter ending March 31, 2017, our financial statements will reflect the new reporting structure with prior periods adjusted accordingly.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 13, 2017 relating to Trimble’s announcement of its new reporting segments.

99.2	Recast of historical quarterly and fiscal year financial results by segment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE INC. a Delaware corporation

Dated: April 13, 2017	By:	/s/ Robert G. Painter
Robert G. Painter
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 13, 2017 relating to Trimble’s announcement of its new reporting segments.

99.2	Recast of historical quarterly and fiscal year financial results by segment.